6-1162-JDR-426


Western Pacific Airlines, Inc.
2864 South Circle Drive
Suite 1100
Colorado Springs, CO  80906


Subject:                 Letter Agreement No. 6-1162-JDR-426
                         Model 737-700 - Option Aircraft


Conditioned upon the concurrent execution of this Letter Agreement between The Boeing Company (Boeing) and Western Pacific Airlines, Inc. (Buyer) and Supplemental Agreement No. 1 to Purchase Agreement No. 1947 between Boeing and Buyer for the purchase of six (6) Model 737-300 aircraft, Boeing agrees to manufacture and sell to Buyer six (6) additional Model 737-700 aircraft as described in paragraph 1 of Attachment A hereto (Option Aircraft), subject to the following.

1.           Delivery.

             1.1 The Option Aircraft will be delivered during or before the month set forth in the following schedule:

            Month and Year                           Number of
            of Delivery                              Option Aircraft
            --------------                           ---------------
            February 2000                                 One (1)
            June 2000                                     One (1)
            August 2000                                   One (1)
            September 2000                                One (1)
            October 2000                                  One (1)
            November 2000                                 One (1)

             1.2 Buyer shall have the right to accelerate the delivery of any of the Option Aircraft subject to (i) Boeing receiving written notice from Buyer of Buyer's request for acceleration no later than the Option Exercise Date for the Option Aircraft for which the acceleration is requested and (ii) the availability of Model 737-700 aircraft delivery positions.

2.           Price.

             The estimated delivery prices (Advance Payment Base Prices) of the Option Aircraft set forth below include (i) [XXXXXXXX] ($1995 STE) for the special features listed in paragraph 1 of Attachment A, and (ii) an estimate of


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Western Pacific Airlines, Inc.
6-1162-JDR-426   Page 2



[XXXXXXXX] ($1995 STE) for items of SPE. The Option Aircraft pricing elements and associated pricing terms and conditions are in Attachment A.

            Month and Year                  Advance Payment Base Price
            of Delivery                      Per Option Aircraft
            --------------                  --------------------------
            February 2000                            [XXXXXXXXX]
            June 2000                                [XXXXXXXXX]
            August 2000                              [XXXXXXXXX]
            September 2000                           [XXXXXXXXX]
            October 2000                             [XXXXXXXXX]
            November 2000                            [XXXXXXXXX]

3.           Payment.

             3.1 Buyer will pay a deposit to Boeing of [XXXXXX] for each Option Aircraft (Deposit). To meet this obligation, Boeing and Buyer agree to apply [XXXXXXXX] of the advance payments originally held by Boeing against Purchase Agreement No. 1947 as Deposits to be held by Boeing against the Option Aircraft. The amount of such advance payments applied as Deposits hereunder will no longer be considered advance payments under Purchase Agreement No. 1947. If Buyer exercises an option, the Deposit will be credited against the first advance payment due for such Option Aircraft.

If Buyer does not exercise an option, Boeing will retain the Deposit for that Option Aircraft, except in the event Boeing and Buyer execute an agreement for the purchase of other Boeing aircraft within five (5) years after execution of Supplemental Agreement No. 1 to Purchase Agreement No. 1947, such Deposit will be credited against the first advance payment due for such other aircraft.

If Buyer breaches any of its obligations under Purchase Agreement No. 1947, as amended, Boeing in its sole discretion may apply all or any portion of the Deposits in compensation of such breach, and in that event Buyer will as a condition of maintaining its rights under this Letter Agreement pay such amount to Boeing.

             3.2 Following option exercise, advance payments in the amount of 30% of the Advance Payment Base Price will be payable for the Option Aircraft pursuant to Attachment A. The remainder of the Option Aircraft purchase price will be paid at the time of delivery of the Option Aircraft.

             3.3         All prices and payments are in United States Dollars.


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Western Pacific Airlines, Inc.
6-1162-JDR-426   Page 3




4.           Credit Memoranda.

             4.1 Aircraft Basic Credit Memoranda. In consideration of the purchase of the Option Aircraft, Boeing will issue a credit memorandum for each Option Aircraft at the time of delivery in an amount determined by multiplying the escalated Base Aircraft Price (which is exclusive of the value of change requests, other special features purchased by master change and SPE or
BFE), times an aircraft credit factor of [XXX]. Such credit memoranda may be utilized by Buyer for the purchase of Boeing proprietary spare parts, CFM International (CFMI) proprietary spare engines and engine parts, other Boeing or CFMI goods and services or applied against the balance of the purchase price of the Aircraft or Option Aircraft for which such credit is issued, but may not be used for the purchase of other aircraft or application against advance payments for any Aircraft or Option Aircraft.

             4.2 Special Credit Memoranda. In consideration of the purchase of the Option Aircraft, Boeing will issue a Special Credit Memorandum to Buyer in the amount of [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX] upon execution of the definitive agreement to purchase the Option Aircraft. Such Special Credit Memoranda may be utilized by Buyer for the purchase of Boeing proprietary spare parts, CFM International (CFMI) proprietary spare parts or other Boeing or CFMI goods and services, including the purchase of additional operational weight or thrust, but may not be used for the purchase of other aircraft or application against advance payments for any Aircraft.

             4.3 Simulator Data Package Credit Memoranda. In consideration of the purchase of the Option Aircraft, Boeing will issue a Simulator Data Package Credit Memorandum to Buyer in the amount of [XXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX], in 1995 dollars subject to escalation, per Aircraft upon execution of the definitive agreement to purchase the Option Aircraft. Such Simulator Data Package Credit Memoranda may only be utilized by Buyer for the purchase from Boeing of a Model 737 full flight simulator data package.

5.           Option Exercise.

             5.1 To exercise an option, Buyer will give written notice to Boeing on or before the applicable option exercise date (Option Exercise
Date).



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Western Pacific Airlines, Inc.
6-1162-JDR-426   Page 4



            Option Aircraft
            Delivery Date                         Option Exercise Date
            ---------------                       --------------------
            February 2000                         On or before Feb 1, 1998
            June 2000                             On or before Jun 1, 1998
            August 2000                           On or before Aug 1, 1998
            September 2000                        On or before Sep 1, 1998
            October 2000                          On or before Oct 1, 1998
            November 2000                         On or before Nov 1, 1998

             5.2 If Boeing must make production decisions which are dependent on Buyer exercising an option earlier than the Option Exercise Date, Boeing may accelerate the Option Exercise Date subject to Buyer's agreement. If Boeing and Buyer fail to agree to revised Option Exercise Dates, either party may terminate such option and Boeing will refund to Buyer, with interest, any Deposit and advance payments received by Boeing with respect to such Option Aircraft. The interest rate will be the 90 day Certificate of Deposit rate published in the Wall Street Journal on the first business day of each calendar quarter during the interest period.

6.           Rolling Option Aircraft.

             If, and each time, Boeing and Buyer execute an agreement for the purchase of an Option Aircraft, Boeing will offer an equivalent number of additional Option Aircraft (Rolling Option Aircraft) to Buyer up to a maximum of six (6) Rolling Option Aircraft, subject to Boeing's then available Model 737-700 delivery positions (STAP) but with delivery dates not sooner than twenty-four (24) months from the date of such offer. The terms, provisions, and conditions for sale of Rolling Option Aircraft shall be the same as those in this Letter Agreement for Option aircraft delivering in the same general time period, except that a Simulator Data Package Credit Memorandum as contemplated in subparagraph 4.3 of this Letter Agreement will not be issued for Rolling Option Aircraft.

7.           Contract Terms.

             Boeing and Buyer will use their best efforts to enter into a definitive agreement for the purchase of an Option Aircraft, within thirty (30) days after Buyer exercises such option.

Such definitive agreement will include the terms and conditions contained herein, terms and conditions as may be mutually agreed upon, and the applicable terms and conditions contained in Boeing's then-current standard form


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Western Pacific Airlines, Inc.
6-1162-JDR-426   Page 5



of purchase agreement for the sale of Model 737-700 aircraft in effect as of the date of option exercise. In the event the parties have not entered into such agreement within such time, either party may terminate the purchase of such Option Aircraft by giving written notice to the other within ten (10) days of such period.

8.           Confidentiality.

             Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as may be required by (i) applicable law or governmental regulations, or (ii) for financing the Option Aircraft. In connection with any such disclosure or filing of the Letter Agreement, or the information contained herein pursuant to any such applicable law or governmental regulation, Buyer will request and use its best reasonable efforts to obtain confidential treatment of such Letter Agreement and the information contained herein. Boeing agrees to cooperate with Buyer in making and supporting its request for confidential treatment.

Very truly yours,

THE BOEING COMPANY


By
  --------------------------------
Its  Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:                    , 1996


WESTERN PACIFIC AIRLINES, INC.


By
  -------------------------------
Its

Attachments


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


Attachment A to
6-1162-JDR-426
Page 1



Model 737-700 Aircraft

1.       Option Aircraft Description and Changes.

         1.1 Aircraft Description. The Option Aircraft are described in Attachment B.

         1.2        Changes.   The  Detail  Specification  will  be  revised  to
include:

                    (1) Changes applicable to the basic Model 737- 700 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of a definitive agreement to purchase the Option Aircraft.

                    (2) Changes mutually agreed upon.

                    (3) Changes   required    to    obtain    a  Certificate  of
Airworthiness.

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

Attachment A to
6-1162-JDR-426
Page 2


2.           Price Description

             2.1         Price Elements Per Option Aircraft


                        1                 2             3                4           5            6             7
                        -                 -             -                -           -            -             -

                                                                     A/C BASIC                ESTIMATED      ADV. PMT.
                        BASE           SPECIAL         PRICE         ESTIMATED                ESCALATION     BASE PRICE
                   AIRCRAFT PRICE   FEATURES PRICE    ELEMENTS       ESCALATION     SPE        CREDIT        ELEMENTS
                    (JULY 1995 $)    (JULY 1995 $)      1 + 2           ON 3     (DELY YEAR)   MEMO (*)    3 + 4 + 5 + 6
                  ---------------   --------------    --------      -----------  -----------   --------    -------------

February 2000       [XXXXXXXXX]       [XXXXXXXX]      [XXXXXXXXX]    [XXXXXXXX]   [XXXXXXXX]   [XXXXXXX]    [XXXXXXXXX]

June 2000           [XXXXXXXXX]       [XXXXXXXX]      [XXXXXXXXX]    [XXXXXXXX]   [XXXXXXXX]   [XXXXXXX]    [XXXXXXXXX]

August 2000         [XXXXXXXXX]       [XXXXXXXX]      [XXXXXXXXX]    [XXXXXXXX]   [XXXXXXXX]   [XXXXXXX]    [XXXXXXXXX]

September 2000      [XXXXXXXXX]       [XXXXXXXX]      [XXXXXXXXX]    [XXXXXXXX]   [XXXXXXXX]   [XXXXXXX]    [XXXXXXXXX]

October 2000        [XXXXXXXXX]       [XXXXXXXX]      [XXXXXXXXX]    [XXXXXXXX]   [XXXXXXXX]   [XXXXXXX]    [XXXXXXXXX]

November 2000       [XXXXXXXXX]       [XXXXXXXX]      [XXXXXXXXX]    [XXXXXXXX]   [XXXXXXXX]   [XXXXXXX]    [XXXXXXXXX]

(*) Reflects Estimated Escalation Adjustment in 1997 and 1998




Continued Next Page...

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Attachment A to
6-1162-JDR-426
Page 3


2.       Price Description. (Continued)

         2.2        Price Adjustments.

                    2.2.1 Special Features. The price for Special Features selected for the Option Aircraft will be adjusted to Boeing's then-current prices as of the date of execution of the definitive agreement for the Option Aircraft.

                    2.2.2 Escalation Adjustments. The Aircraft Basic Price of the Option Aircraft will be escalated according to the provisions of Attachment C.

                    2.2.3 Base Price Adjustments. The Aircraft Basic Price of the Option Aircraft will be adjusted to Boeing's then-current prices as of the date of execution of the definitive agreement for the Option Aircraft.

                    2.2.4 BFE to SPE. An estimate of the total price for items of Buyer Furnished Equipment (BFE) changed to Seller Purchased Equipment
(SPE) pursuant to the Configuration Specification is included in the Option Aircraft price build-up. The purchase price of the Option Aircraft will be adjusted by the price charged to Boeing for such items plus 10% of such price. If all BFE except developmental avionics is converted to SPE, Boeing will waive the 10% fee.

3.       Advance Payment Schedules, Prices and Adjustments.

         3.1 Buyer will pay to Boeing advance payments for the Option Aircraft pursuant to the following schedule.

                                              Amount Due per Option Aircraft
                                                     (Percentage times
Due Date of Payment                             Advance Payment Base Price)
-------------------                           ------------------------------
Upon signing of the definitive                              1% (less the
agreement                                                       Deposit)

24 months prior to the first                                4%
day of the scheduled delivery
month of the Option Aircraft

21 months prior to the first                                5%
day of the scheduled delivery
month of the Option Aircraft

18 months prior to the first                                5%
day of the scheduled delivery
month of the Option Aircraft


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Attachment A to
6-1162-JDR-426
Page 4



12 months prior to the first                                5%
day of the scheduled delivery
month of the Option Aircraft

9 months prior to the first                                 5%
day of the scheduled delivery
month of the Option Aircraft

6 months prior to the first                                 5%
day of the scheduled delivery
month of the Option Aircraft

              Total                                         30%

Any advance payments past due as of the date of signing the definitive purchase agreement for the Option Aircraft are due and payable on the date of such signing.

         3.2 Option Aircraft advance payment base prices will be increased or decreased, as appropriate, at the time of signing of the definitive purchase agreement for the Option Aircraft, using the then-current forecasted aircraft escalation factors used by Boeing, to determine the amount of the advance payments to be made by Buyer for the Option Aircraft.



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


Attachment B to
6-1162-JDR-426
Page 1



                             AIRCRAFT CONFIGURATION

                                   relating to

                          BOEING MODEL 737-700 AIRCRAFT


         The Detail  Specification  will be  comprised  of Boeing  Configuration
Specification D6-38808, Revision E, dated September 15, 1995, as amended to incorporate the applicable specification language to reflect the effect of the changes set forth in the Change Requests listed below, including the effects of such changes on Manufacturer's Empty Weight (MEW) and Operating Empty Weight
(OEW). The Aircraft Basic Price reflects and includes all effects of such changes of price, except such Aircraft Basic Price does not include the price effects of Change Requests changing Buyer Furnished Equipment to Seller Purchased Equipment.



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Attachment B to
6-1162-JDR-426   Page 2

                                                              PRICE
                                                            PER A/P
                                                          1995$ PER
    CR /  TITLE                                           A/P PRICE
======================================================= ===========


0110CG3021                                                      IB
MODEL 737-700 AIRPLANE
STATUS: ACCEPT

0252CG3030                                                      NC
CARGO COMPARTMENT PLACARDS - POUNDS AND
KILOGRAMS PER SQUARE FOOT
STATUS: ACCEPT

0252CG3037                                                      NC
ENGLISH UNITS FOR FLIGHT MANUAL, OPERATIONS
MANUAL, FUEL QUANTITY SYSTEM, CDS
INDICATIONS, AND FMCS WEIGHTS
STATUS: ACCEPT

0253CH3093                                                      NC
CHANGE SELECTED BUYER FURNISHED EQUIPMENT
(BFE) TO SELLER PURCHASED EQUIPMENT (SPE)
STATUS: ACCEPT

0310CG3V12                                                [XXXXXX]
INCREASE CERTIFIED MAXIMUM TAXI WEIGHT IN
1000 POUND INCREMENTS TO A MAXIMUM OF
153,500 POUNDS FOR 737-700
STATUS: ACCEPT

1110CG3289                                                      NC
ENGINE WARNING STRIPES AND DECALS -
FUSELAGE LOCATIONS
STATUS: ACCEPT

2130CG3039                                                      NC
600 FPM CABIN PRESSURE ASCENT RATE
STATUS: ACCEPT

2130CG3040                                                      NC
350 FPM CABIN PRESSURE DESCENT RATE
STATUS: ACCEPT

2160CG3018                                                      NC
CABIN TEMPERATURE INDICATOR - DEGREES
FAHRENHEIT
STATUS: ACCEPT



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Attachment B to
6-1162-JDR-426   Page 3

                                                              PRICE
                                                            PER A/P
                                                          1995$ PER
    CR /  TITLE                                           A/P PRICE
======================================================= ===========


2170CG3002                                                 [XXXXX]
CATALYTIC CONVERTERS - INSTALLATION - OZONE
CONTROL
STATUS: ACCEPT

2210CG3197                                                      NC
DIGITAL FLIGHT CONTROL SYSTEM (DFCS) -
GLIDE SLOPE CAPTURE INHIBIT BEFORE
LOCALIZER CAPTURE
STATUS: ACCEPT

2210CG3198                                                      NC
DIGITAL FLIGHT CONTROL SYSTEM (DFCS) -
CONTROL WHEEL STEERING WARNING
STATUS: ACCEPT

2210CG3210                                                  [XXXX]
DIGITAL FLIGHT CONTROL SYSTEM (DFCS) -
SPEED AND ALTITUDE INTERVENTION - AUTOPILOT
ENGAGE MODE CONTROL PANEL
STATUS: ACCEPT

2210CG3235                                                      NC
DIGITAL FLIGHT CONTROL SYSTEM (DFCS) -
ACTIVATION - ALTITUDE ALERT - 300/900 FEET,
FIXED ALERT
STATUS: ACCEPT

2210CG3236                                                      NC
DIGITAL FLIGHT CONTROL SYSTEM (DFCS) -
ACTIVATION - FLIGHT DIRECTOR TAKEOFF MODE,
HEADING SELECT
STATUS: ACCEPT

2312CG3340                                                 [XXXXX]
TRIPLE VHF COMMUNICATIONS - INSTALLATION -
BFE ROCKWELL INTERNATIONAL CORP
STATUS: ACCEPT

2312CG3346                                                      NC
TRIPLE VHF COMMUNICATION - INSTALLATION -
CONTROL PANELS WITH DUAL TUNING CONTROLS -
BFE-GABLES
STATUS: ACCEPT



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Attachment B to
6-1162-JDR-426   Page 4

                                                              PRICE
                                                            PER A/P
                                                          1995$ PER
    CR /  TITLE                                           A/P PRICE
======================================================= ===========


2321CG3528                                                      NC
SELCAL DECODER - INSTALLATION -
BFE-MOTOROLA INC
STATUS: ACCEPT

2321CG3529                                                      NC
SELCAL CONTROL PANEL - INSTALLATION -
GABLES WITH FIVE INDIVIDUAL CHANNEL
ANNUNCIATIONS-BFE
STATUS: ACCEPT

2322CH3414                                                 [XXXXX]
ACARS 724B-PARTIAL PROVISIONS
INSTALLATION-FOR DFDAU/MULTIPORT PRINTER/
ARINC 739 MIDU INTERFACES - INSTALLATION ON
E3-2 SHELF
STATUS: ACCEPT

2350CG3158                                                      NC
CONTROL WHEEL INTERPHONE SWITCH - REVISION
- SPRING LOADED TO OFF
STATUS: ACCEPT

2350CG3183                                                      NC
AUDIO SELECTOR PANEL - INSTALLATION - 3
VHF/1HF (P/N 10-62090-60)
STATUS: ACCEPT

2370CH3189                                                      NC
SOLID STATE VOICE RECORDER - INSTALLATION -
BFE LORAL FAIRCHILD
STATUS: ACCEPT

2433CG3136                                                      NC
STANDBY POWER - AIR TRAFFIC CONTROL (ATC)
NO. 1
STATUS: ACCEPT

2433CG3149                                                      NC
STANDBY POWER - 30-MINUTE CAPABILITY
STATUS: ACCEPT

2511CG3076                                                  [XXXX]
SECOND OBSERVER'S SEAT - ADDITION
STATUS: ACCEPT



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Attachment B to
6-1162-JDR-426   Page 5

                                                              PRICE
                                                            PER A/P
                                                          1995$ PER
    CR /  TITLE                                           A/P PRICE
======================================================= ===========


2511CG3077                                                 [XXXXX]
SECOND OBSERVER'S SUPPORT EQUIPMENT -
ADDITION
STATUS: ACCEPT

2520CH3820                                                 [XXXXX]
INTERIOR ARRANGEMENT - 138 ALL TOURIST
CLASS, GALLEYS G1, G2 AND G4B AND
LAVATORIES LA AND LD
STATUS: ACCEPT

2523CG3104                                                      NC
STAINLESS STEEL IDENTIFICATION PLATE
STATUS: ACCEPT

2541CH3043                                                      NC
LIQUID SOAP DISPENSER - LAVATORY
STATUS: ACCEPT

2550CG3217                                                      NC
FWD AND AFT CARGO COMPARTMENT FLOOR PANELS
- ALL ALUMINUM FOR 737-700
STATUS: ACCEPT

2564CH3097                                                  [XXXX]
EMERGENCY EQUIPMENT STOWAGE BOX - BULKHEAD
MOUNTED
STATUS: ACCEPT

2611CG3020                                                      NC
ENGINE AND APU FIRE/OVERHEAT DETECTION
SYSTEM - WHITTAKER SAFETY SYSTEMS
STATUS: ACCEPT

2626CG3024                                                      NC
FIRE EXTINGUISHER - INSTALLATION
STATUS: ACCEPT

2844CG3042                                                      NC
MEASURING STICK CONVERSION TABLES - U.S.
GALLONS
STATUS: ACCEPT



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


Attachment B to
6-1162-JDR-426   Page 6

                                                              PRICE
                                                            PER A/P
                                                          1995$ PER
    CR /  TITLE                                           A/P PRICE
======================================================= ===========


2910CG3093                                                      NC
ENGINE DRIVEN HYDRAULIC PUMP WITH VESPEL
SPLINE - ABEX
STATUS: ACCEPT

2910CG3097                                                      NC
AC MOTOR-DRIVEN HYDRAULIC PUMPS -
INSTALLATION - ABEX
STATUS: ACCEPT

3131CG3674                                                      NC
ACCELEROMETER - INSTALLATION - BFE
ALLIEDSIGNAL INC
STATUS: ACCEPT

3131CG3779                                                      NC
DIGITAL FLIGHT DATA ACQUISITION UNIT
(DFDAU) (P/N 2233000-85) WITH ACMS
INTERFACES AND INTERNAL OPTICAL DISKETTE
DRIVE -
STATUS: ACCEPT

3131CG3808                                                      NC
SOLID STATE DIGITAL FLIGHT DATA RECORDER -
INSTALLATION - BFE ALLIEDSIGNAL - 256 WPS
STATUS: ACCEPT

3135CH3076                                                  [XXXX]
ARINC 740 MULTIPORT PRINTER PROVISIONS, AND
PROVISIONS FOR EVENT/PRINT MODULE
STATUS: ACCEPT

3162CG3014                                                      NC
PFD/ND DISPLAY FORMAT
STATUS: ACCEPT

3162CG3016                                                      NC
FLIGHT DIRECTOR COMMAND DISPLAY - FILLED
INTEGRATED CUE
STATUS: ACCEPT

3162CG3025                                                      NC
RADIO ALTITUDE HEIGHT ALERT DISPLAY - 2500
FEET
STATUS: ACCEPT



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Attachment B to
6-1162-JDR-426   Page 7

                                                              PRICE
                                                            PER A/P
                                                          1995$ PER
    CR /  TITLE                                           A/P PRICE
======================================================= ===========


3162CG3029                                                      NC
LOCALIZER BACKCOURSE POLARITY - REVERSAL
STATUS: ACCEPT

3162CG3032                                                      NC
MAP MODE ORIENTATION - TRACK UP
STATUS: ACCEPT

3162CG3037                                                      NC
AUTOTUNED NAVAIDS - SUPPRESSED
STATUS: ACCEPT

3162CG3045                                                      NC
WEATHER RADAR RANGE INDICATORS - RANGE
MARKS
STATUS: ACCEPT

3162CG3052                                                      NC
TCAS RESOLUTION ADVISORY ON ADI
STATUS: ACCEPT

3162CG3054                                                      NC
TCAS 3 NM RANGE RING
STATUS: ACCEPT

3162CG3105                                                      NC
ENGINE INSTRUMENTS DISPLAY - OVER AND UNDER
PRESENTATION
STATUS: ACCEPT

3162CG3107                                                      NC
CDS FUEL FLOW DISPLAY - FULL TIME
STATUS: ACCEPT

3162CG3110                                                      NC
DA/MDA BARO BUG - ADDITION TO PFD ALTITUDE
TAPE
STATUS: ACCEPT

3240CG3227                                                      NC
NOSE AND MAIN LANDING GEAR WHEELS AND
BRAKES - INSTALLATION - BF GOODRICH CO FOR
737-600, -700
STATUS: ACCEPT



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


Attachment B to
6-1162-JDR-426   Page 8

                                                              PRICE
                                                            PER A/P
                                                          1995$ PER
    CR /  TITLE                                           A/P PRICE
======================================================= ===========


3245CG3030                                                      NC
MAIN LANDING GEAR TIRES - INSTALLATION - SFE
- H43.5"X16.0"- 21" -26 PLY FOR 737-600,
737-700
STATUS: ACCEPT

3342CG3024                                                      NC
NOSE GEAR TAXI LIGHT - INSTALLATION -
250-WATT
STATUS: ACCEPT

3412CG3078                                                      NC
AIR DATA COMPUTING - DUAL TAT PROBE
STATUS: ACCEPT

3421CH3061                                                  [XXXX]
INERTIAL REFERENCE SYSTEM (IRS) - MODE
SELECT UNIT INSTALLATION - BOEING
COMMERCIAL AIRPLANES P/N 69-73713-17
STATUS: ACCEPT

3431CG3050                                                      NC
ILS - INSTALLATION - BFE ROCKWELL
INTERNATIONAL CORP
STATUS: ACCEPT

3433CG3064                                                      NC
LOW RANGE RADIO ALTIMETER (LRRA) -
INSTALLATION - BFE ROCKWELL INTERNATIONAL
CORP
STATUS: ACCEPT

3435CH3028                                                 [XXXXX]
FLIGHT DYNAMICS CAPTAIN ONLY HEAD UP
GUIDANCE SYSTEM - PARTIAL PROVISIONS
STATUS: ACCEPT

3443CH3165                                                 [XXXXX]
ARINC 708 WEATHER RADAR SYSTEM -
INSTALLATION - BFE ROCKWELL INTERNATIONAL
CORP (WITH DEACTIVATED PREDICTIVE WINDSHEAR
FEATURE
STATUS: ACCEPT



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


Attachment B to
6-1162-JDR-426   Page 9

                                                              PRICE
                                                            PER A/P
                                                          1995$ PER
    CR /  TITLE                                           A/P PRICE
======================================================= ===========


3443CH3189                                                 [XXXXX]
WEATHER RADAR SYSTEM - PARTIAL PROVISIONS
FOR PREDICTIVE WINDSHEAR FEATURE OF AN
ARINC 708A SINGLE WEATHER RADAR SYSTEM
STATUS: ACCEPT

3445CG3168                                                      NC
TCAS II - INSTALLATION - BFE ROCKWELL
INTERNATIONAL CORP/GABLES ENGINEERING INC
STATUS: ACCEPT

3446CH3162                                                      NC
ACTIVATION OF DESCENT BELOW MINIMUMS (MODE
6) FEATURE - GROUND PROXIMITY WARNING
SYSTEM
STATUS: ACCEPT

3451CG3006                                                      NC
VOR/MARKER BEACON - INSTALLATION - BFE
ROCKWELL INTERNATIONAL CORP
STATUS: ACCEPT

3455CG3119                                                      NC
DISTANCE MEASURING EQUIPMENT (DME) -
INSTALLATION - BFE ROCKWELL INTERNATIONAL
CORP (SCANNING)
STATUS: ACCEPT

3457CG3092                                                      NC
AUTOMATIC DIRECTION FINDER (ADF) CONTROL
PANEL - INSTALLATION - BFE GABLES
ENGINEERING INC
STATUS: ACCEPT

3457CG3106                                                      NC
AUTOMATIC DIRECTION FINDER (ADF) -
INSTALLATION - BFE ROCKWELL INTERNATIONAL
CORP
STATUS: ACCEPT

3458CG3085                                                 [XXXXX]
GLOBAL POSITIONING SYSTEM (GPS) -
INSTALLATION - HONEYWELL INC - 737-700
STATUS: ACCEPT



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


Attachment B to
6-1162-JDR-426   Page 10

                                                              PRICE
                                                            PER A/P
                                                          1995$ PER
    CR /  TITLE                                           A/P PRICE
======================================================= ===========


3458CH3098                                                 [XXXXX]
GLOBAL POSITIONING SYSTEM (GPS) -
INSTALLATION - PARTIAL PROVISIONS FOR
737-700
STATUS: ACCEPT

3461CG3403                                                      NC
BUYER FURNISHED NAVIGATION DATA BASE
STATUS: ACCEPT

3461CG3424                                                      NC
FMC FLIGHT NUMBER ENTRY
STATUS: ACCEPT

3461CG3425                                                      NC
FMC TEMPERATURE SELECTION - DEGREES F
DEFAULT
STATUS: ACCEPT

3461CG3433                                                      NC
FMS BUILT-IN TEST EQUIPMENT PRINTER
RECEPTACLE
STATUS: ACCEPT

3461CG3498                                                 [XXXXX]
FMC - ACTIVATION - 1 MEG NAVIGATION DATA
BASE
STATUS: ACCEPT

3461CG3521                                                  [XXXX]
PORTABLE DATA LOADER CONNECTOR -
INSTALLATION
STATUS: ACCEPT

3461CH3559                                                 [XXXXX]
FMC - ACTIVATION - QRH TAKEOFF SPEEDS
STATUS: ACCEPT

3461CH3562                                                  [XXXX]
FMC - ACTIVATION - RETENTION OF WAYPOINTS
AFTER DIRECT TO
STATUS: ACCEPT



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


Attachment B to
6-1162-JDR-426   Page 11

                                                              PRICE
                                                            PER A/P
                                                          1995$ PER
    CR /  TITLE                                           A/P PRICE
======================================================= ===========


3461CH3563                                                 [XXXXX]
FMC - ACTIVATION - SPEED AND ALTITUDE
INTERVENTION
STATUS: ACCEPT

3500CG3018                                                      NC
OXYGEN SYSTEM - ALL TUBING AND FITTINGS -
STAINLESS STEEL
STATUS: ACCEPT

3510CG3097                                                      NC
CREW OXYGEN CYLINDER - 76 CUBIC FEET
STATUS: ACCEPT

3510CG3102                                                      NC
CREW OXYGEN SYSTEM - CAPTAIN, FIRST
OFFICER, AND FIRST OBSERVER - BFE OXYGEN
MASK AND BFE SMOKE GOGGLES
STATUS: ACCEPT

3530CH3026                                                    [XX]
SMOKEHOOD ADDITION IN FLIGHT COMPARTMENT -
BFE - PURITAN BENNETT P/N 119003
STATUS: ACCEPT

5200CG3021                                                      NC
HOLD OPEN LOCK INSTALLATION - ENTRY AND
SERVICE DOORS - DOWN TO RELEASE
STATUS: ACCEPT

5320CG3026                                                      NC
FIVE POUND ALUMINUM UNDERSEAT FLOOR PANELS
FOR 737-700
STATUS: ACCEPT

7200CG3255                                                      IB
AIRPLANE PERFORMANCE: CFM56-7 ENGINES WITH
OPERATIONAL THRUST OF 24,000 LBS. FOR
737-700, -800
STATUS: ACCEPT

7200CG3281                                                      NC
SINGLE ANNULAR COMBUSTOR - CFM56-7 SERIES
ENGINES
STATUS: ACCEPT



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


Attachment B to
6-1162-JDR-426   Page 12

                                                              PRICE
                                                            PER A/P
                                                          1995$ PER
    CR /  TITLE                                           A/P PRICE
======================================================= ===========


7700CG3023                                                 [XXXXX]
ELECTRONIC CHIP DETECTOR - CFM56-7B ENGINES
STATUS: ACCEPT

7731CG3037                                                      NC
ENGINE VIBRATION MONITOR (EVM) SIGNAL
CONDITIONER - INSTALLATION - ENDEVCO
STATUS: ACCEPT

7731CG3038                                                  [XXXX]
ENGINE VIBRATION MONITORING (EVM) SYSTEM
WITH ON-BOARD ENGINE TRIM BALANCE
STATUS: ACCEPT

7900CG3028                                                      NC
LUBRICATING OIL - MOBIL JET II
STATUS: ACCEPT


     CR'S    92                                 TOTAL   [XXXXXXXX]




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


Attachment C to
6-1162-JDR-426   Page 1







                            AIRCRAFT PRICE ADJUSTMENT

                                     between

                               THE BOEING COMPANY

                                       and

                         WESTERN PACIFIC AIRLINES, INC.







                                737-700 Aircraft



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Attachment C to
6-1162-JDR-426   Page 2


                             PRICE ADJUSTMENT DUE TO
                              ECONOMIC FLUCTUATIONS
                            AIRCRAFT PRICE ADJUSTMENT
                                (1995 Base Price)


1.           Formula.

             The Aircraft Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

             Pa = (P)(L + M - 1)

             Where:

             Pa = Aircraft Price Adjustment.

             L =      .65 x  ECI
                            130.1

             M =      .35 x  ICI
                            123.6

             P = Aircraft Basic Price (as set forth in Article 3.2 of this Agreement).

     ECI = A value using the "Employment Cost Index for workers in aerospace manufacturing" (aircraft manufacturing, standard industrial classification code 3721, compensation, base month and year June 1989 = 100), as released by the Bureau of Labor Statistics, U.S. Department of Labor on a quarterly basis for the months of March, June, September and December, calculated as follows: A three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) will be determined using the months set forth in the table below for the applicable Aircraft, with the released Employment Cost Index value described above for the month of March also being used for the months of January and February; the value for June also used for April and May; the value for September also used for July and August; and the value for December also used for October and November.

     ICI = The three-month arithmetic average of the released monthly values for the Industrial Commodities Index as set forth in the "Producer Prices and Price Index" (Base Year 1982 = 100)


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Attachment C to
6-1162-JDR-426   Page 3


                      as  released  by the  Bureau  of  Labor  Statistics,  U.S.
                      Department of Labor values (expressed as a decimal and rounded to the nearest tenth) for the months set forth in the table below for the applicable Aircraft.

             In determining the value of L, the ratio of ECI divided by 130.1 will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .65 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

             In determining the value of M, the ratio of ICI divided by 123.6 will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .35 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

                                Months to be Utilized
Month of Scheduled              in Determining the
Aircraft Delivery               Value of ECI and ICI
------------------              --------------------
January                         June  B, July  B, Aug.  B
February                        July  B, Aug.  B, Sept. B
March                           Aug.  B, Sept. B, Oct.  B
April                           Sept. B, Oct.  B, Nov.  B
May                             Oct.  B, Nov.  B, Dec.  B
June                            Nov.  B, Dec.  B, Jan.  D
July                            Dec.  B, Jan.  D, Feb.  D
August                          Jan.  D, Feb.  D, Mar.  D
September                       Feb.  D, Mar.  D, Apr.  D
October                         Mar.  D, Apr.  D, May   D
November                        Apr.  D, May   D, June  D
December                        May   D, June  D, July  D

The following definitions of B and D will apply:

             B = The calendar year before the year in which the scheduled month of delivery as set forth in Article 2.1 occurs.

             D = The calendar year during which the scheduled month of delivery as set forth in Article 2.1 occurs.

2. If at the time of delivery of an Aircraft Boeing is unable to determine the Aircraft Price Adjustment because the applicable values to be used to determine the ECI and ICI have not been released by the Bureau of Labor Statistics, then:



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Attachment C to
6-1162-JDR-426   Page 4


             2.1 The Aircraft Price Adjustment, to be used at the time of delivery of each of the Aircraft, will be determined by utilizing the escalation provisions set forth above. The values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to scheduled Aircraft delivery will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Aircraft Price Adjustment. If no values have been released for an applicable month, the provisions set forth in Paragraph 2.2 below will apply. If prior to delivery of an Aircraft the U.S. Department of Labor changes the base year for determination of the ECI or ICI values as defined above, such rebased values will be incorporated in the Aircraft Price Adjustment calculation. The payment by Buyer to Boeing of the amount of the Purchase Price for such Aircraft, as determined at the time of Aircraft delivery, will be deemed to be the payment for such Aircraft required at the delivery thereof.

             2.2 If prior to delivery of an Aircraft the U.S. Department of Labor substantially revises the methodology used for the determination of the values to be used to determine the ECI and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Aircraft Price Adjustment, the parties will, prior to delivery of any such Aircraft, select a substitute for such values from data published by the Bureau of Labor Statistics or other similar data reported by non-governmental United States organizations, such substitute to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original values as they may have fluctuated during the applicable time period. Appropriate revision of the formula will be made as required to reflect any substitute values. However, if within 24 months from delivery of the Aircraft the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Aircraft Price Adjustment, such values will be used to determine any increase or decrease in the Aircraft Price Adjustment from that determined at the time of delivery of such Aircraft. Boeing will provide Buyer a supplemental invoice to reflect such increase in the Aircraft Price Adjustment or a supplemental credit invoice to reflect such decrease in the Aircraft Price Adjustment.

             2.3 In the event escalation provisions are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Purchase Price of any affected Aircraft to reflect an

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Attachment C to
6-1162-JDR-426   Page 5

allowance for increases or decreases in labor compensation and material costs occurring since February, 1995, which is consistent with the applicable provisions of paragraph 1 of this Exhibit D.

3. For the calculations herein, the values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to scheduled Aircraft delivery will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Aircraft Price Adjustment.

Note: Any rounding of a number, as required under this Exhibit D with respect to escalation of the Aircraft price, will be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next higher number.


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